SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section) 240.14a-11(c) or
    (section) 240.14a-12

                            POOL ENERGY SERVICES CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                            POOL ENERGY SERVICES CO.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     --------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

  5) Total fee paid:

     --------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

     --------------------------------------------------------------------------

  2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

  3) Filing Party:

     --------------------------------------------------------------------------

  4) Date Filed:

     --------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            POOL ENERGY SERVICES CO.


                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       DATE OF RELEASE: DECEMBER 14, 1998

SUMMARY
--------------------------------------------------------------------------------





o Pool has a Strategic Plan that it is successfully implementing


o Strong financials and capitalization


o The Board and management are committed to maximizing shareholder value


o Nabors' proposal represents a substantial discount, not premium


o This is the worst point in the cycle to consider selling






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        POOL HAS A STRATEGIC PLAN WHICH IT IS SUCCESSFULLY IMPLEMENTING


--------------------------------------------------------------------------------

POOL'S STRATEGIC PLAN: WELL BALANCED AND AGGRESSIVE
--------------------------------------------------------------------------------
                             Expand in Core Markets


                    Pursue expansion opportunities in existing core market areas through selective acquisitions that result in expanded market presence and in consolidation cost savings



                                [GRAPHIC OMITTED]


      Upgrade/Enhance Existing Assets               Enter New Foreign Markets

Upgrade and enhance the capabilities of Pool's    Enter new foreign markets that
existing rig fleet and construct specialized      offer  significant development
rigs and equipment to  operate in  markets        and production activity
with high levels of activity and strong pricing fundamentals



                    Offer Complementary Services and Equipment


                    Offer a broad and integrated array of additional services and equipment that complement Pool's businesses in its existing locations


--------------------------------------------------------------------------------

IMPLEMENTATION OF POOL'S STRATEGIC PLAN
--------------------------------------------------------------------------------
ACQUISITIONS AND CAPITAL EXPANSION PROGRAM -- MAY 1994 TO PRESENT





                  COMPANY/ASSETS        AMOUNT
    DATE             ACQUIRED            ($MM)
------------ ------------------------ ----------
Sept. 1994   Pool Arctic Alaska         $ 12.1
June 1995    Golden Pacific Corp.       $ 18.8
Mar. 1996    Refurbishment of Rig       $  8.4
             18
June 1996    Western Oil                $  4.0
Aug. 1996    Pool International         $  8.7
             Argentina S.A.
Oct. 1996    Antah Drilling Sdn.        $ 24.0
             Bhd. ($9+15/net debt)
June 1997    DA&S Oil Well              $ 10.5
             Servicing
Aug. 1997    Dean's Well Servicing,     $  1.0
             Inc.
Aug. 1997    Oceandril Ranger Rig       $  8.2
Oct. 1997    Anchor Cementing           $  2.5
             Service
Oct. 1997    Saudi land                 $ 16.8
             drilling/workover rigs


                                                                STRATEGIC PLAN OBJECTIVE
                                                     -----------------------------------------------
                                                      EXPAND IN    UPGRADE   COMPLEMENTARY     NEW
                     DESCRIPTION OF ACQUIRED             CORE     EXISTING    SERVICES AND   FOREIGN
    DATE                  COMPANY/ASSETS               MARKETS     ASSETS      EQUIPMENT     MARKETS
------------ --------------------------------------- ----------- ---------- --------------- --------
Sept. 1994   Acquired 60.7% partnership                  X
             interest it did not previously
             own; operations include 3 special
             operation land drilling rigs
June 1995    California well servicing operation         X
             with 155 land well servicing rigs
             and related equipment fleet
Mar. 1996    Refurbished Rig 18, a previously                        X
             idle platform drilling rig for a term
             contract in the Gulf of Mexico
June 1996    Well servicing operation in the             X
             Williston Basin with fleet of 23
             land well servicing rigs
Aug. 1996    Acquired 51% controlling interest                                                 X
             in Argentine well servicing operations
             with 9 land drilling rigs and 11 land
             workover rigs
Oct. 1996    Acquired remaining 51% interest             X                                     X
             it did not previously own; includes
             2,000 H.P. offshore platform
             drilling rig and offshore platform
             workover rig
June 1997    Well servicing company with a               X
             fleet of 37 land well servicing rigs
             in Permian Basin of New Mexico
Aug. 1997    Well servicing company with a               X
             fleet of 7 land well servicing rigs in
             Oklahoma
Aug. 1997    Offshore jackup workover rig in             X                        X
             the Gulf of Mexico
Oct. 1997    Fleet of 3 coiled tubing units, 6           X                        X
             pump trucks and a bulk cementing
             plant in California
Oct. 1997    Acquired 3,000 H.P. land drilling           X           X                         X
             rig and 2 land workover rigs from a
             competitor in Saudi Arabia; land
             drilling rig then significantly
             upgraded and under 3-yr. term
             contract

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACQUISITIONS AND CAPITAL EXPANSION PROGRAM -- MAY 1994 TO PRESENT


                  COMPANY/ASSETS        AMOUNT
    DATE             ACQUIRED            ($MM)
------------ ------------------------ ----------
Oct. 1997     Trey Services, Inc.        $  31.3
Nov. 1997     A.A. Oilfield Services,    $   4.1
              Inc.
Feb. 1998     Rig 16 (newbuild)          $  12.0
Mar. 1998     Saudi land drilling rig    $   9.4
              upgrade
Mar. 1998     Alaskan land drilling      $   6.8
              rig upgrade
Mar. 1998     Sea Mar, Inc.              $ 126.0
              (includes debt assumed)
Pending       Rig 6 (upgrade)            $  18.6
Pending       Rig 9 (newbuild)           $  13.8
Sep. 1998     Oman land drilling rig     $   6.1
                                         -------
                                         $ 343.1


                                                                STRATEGIC PLAN OBJECTIVE
                                                     -----------------------------------------------
                                                      EXPAND IN    UPGRADE   COMPLEMENTARY     NEW
                      DESCRIPTION OF ACQUIRED            CORE     EXISTING    SERVICES AND   FOREIGN
     DATE                 COMPANY/ASSETS               MARKETS     ASSETS      EQUIPMENT     MARKETS
------------- -------------------------------------- ----------- ---------- --------------- --------
Oct. 1997     Well servicing company with fleet          X                        X
              of 67 well servicing rigs, 104
              oilfield trucks, 430 fluid storage
              tanks and 5 brine and disposal
              wells in the Permian Basin of
              West Texas
Nov. 1997     Well servicing company with fleet          X                        X
              18 oilfield trucks and 1 salt water
              disposal wells and related
              equipment in the Permian Basin
              of New Mexico
Feb. 1998     Constructed a new 1,500 H.P.               X                        X
              offshore platform drilling rig;
              operating under 2-yr. term
              contract in Gulf of Mexico
Mar. 1998     Upgraded 1,000 H.P. and 1,500                          X                         X
              H.P. land drilling rigs; moved to
              Saudi Arabia to operate under
              3-yr. term contracts (leased to
              Pool Arabia)
Mar. 1998     Upgraded 1,000 H.P. Arctic land                        X
              drilling rig to operate on the
              North Slope under 5-yr. term
              contract for BP Exploration
              (Alaska)
Mar. 1998     Offshore support vessel company            X                        X
              with a fleet of 23 vessels
              operating primarily in the Gulf of
              Mexico
Pending       Upgrading 2,000 H.P. Arctic land                       X
              drilling rig for year-round
              operations on the North Slope
              under 3-yr. term contract for
              ARCO Alaska
Pending       Constructing 1,000 H.P. Arctic             X           X
              land drilling rig for year-round
              operations on the North Slope
              under 3-yr. term contract for
              ARCO Alaska
Sep. 1998     Purchase and upgrade 2,000 HP              X                                     X
              land drilling rig for operations in
              Oman under multi-well contract



--------------------------------------------------------------------------------

OVERVIEW OF POOL ENERGY SERVICES
--------------------------------------------------------------------------------
1997 REVENUE MIX(1)



                                   GULF OF MEXICO RIGS
                                   o 15 platform
                                   o 6 jackup


                                      [GRAPHIC OMITTED]


                                                  SEA MAR VESSELS
                                                  o 13 supply
U.S. LAND - CENTRAL DIVISION                      o 7 mini-supply
o 489 land well-servicing rigs                    o 2 research
o 352 fluid hauling trucks                        o 1 anchor handling/tug supply



                                                  INTERNATIONAL RIGS
                                                  o 25 land drilling
                                                  o 32 land workover
                                                  o 3 platform
                                                  o 1 jackup
CALIFORNIA DIVISION             ALASKA RIGS
o 264 land well-servicing rigs  o 4 land drilling
o 12 fluid hauling trucks       o 1 land workover
o 1 platform rig                o 1 platform

--------------------------------------------------------------------------------
Note: (1) 1997 pro forma the acquisition of Sea Mar.

KEY CONSIDERATIONS
--------------------------------------------------------------------------------





o High quality rig and equipment fleet, offering an integrated array of services



o Worldwide presence and geographic diversity coupled with strong share in major markets



o Well-positioned to capitalize on long-term industry trends



o Track record of growth through successful execution of its strategic plan



o Strong balance sheet providing financial flexibility



o Significant upside potential in the stock

--------------------------------------------------------------------------------


                      STRONG FINANCIALS AND CAPITALIZATION


--------------------------------------------------------------------------------

REVIEW OF POOL'S HISTORICAL FINANCIAL RESULTS(1)
--------------------------------------------------------------------------------
1994 THROUGH LTM(2)












                               [GRAPHIC OMITTED]









--------------------------------------------------------------------------------
Notes: (1) Adjusted for non-recurring items.
       (2) LTM through September 30, 1998.
       (3) Defined as net income plus DD&A and deferred taxes less undistributed equity in earnings of unconsolidated subsidiaries.

CAPITALIZATION AS OF SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)


Cash                                           $  24.7

Short-Term Debt                                $   0.6
8 5/8% Senior Subordinated Notes Due 2008        150.0
Other Long-Term Debt                              27.9
                                               -------
Total Debt                                     $ 178.5

Shareholders' Equity                           $ 289.8

Total Debt/Total Capitalization                   38.1%
LTM EBITDA/LTM Interest(1)                        7.9 x










--------------------------------------------------------------------------------
Note: (1) LTM through September 30, 1998.

POOL'S ESTIMATED BUSINESS SEGMENT POSITIONS(1)
--------------------------------------------------------------------------------

    U.S. LAND WELL                                                                       GULF OF MEXICO
       SERVICING                SAUDI ARABIA                   ALASKA               OFFSHORE SUPPLY VESSELS
-----------------------   ------------------------   ---------------------------   --------------------------
    COMPANY         %          COMPANY         %           COMPANY           %          COMPANY          %
---------------   -----   ----------------   -----   -------------------   -----   ----------------   -------
1. Key Energy     33%     1. Pool            46%     1. Nabors             45%     1. Tidewater          40%
2. Pool           18%     2. Sedco Forex     25%     2. Pool               26%     2. Trico              15%
3. Other          49%     3. Nabors          18%     3. Doyon Drilling     16%     3. Seacor Smit        11%
                          4. Other           11%     4. Other              13%     4. ENSCO              10%
                                                                                   5. Hvide              10%
                                                                                   6. Pool                5%
                                                                                   7. Others              9%

                             OFFSHORE GULF OF MEXICO




  PLATFORM DRILLING/WORKOVER RIGS(2)           JACKUP WORKOVER RIGS
---------------------------------------   ------------------------------
            COMPANY                 %            COMPANY            %
-------------------------------   -----   --------------------   -------
  1. Pride International          41%     1. Pool                   50%
  2. Nabors                       26%     2. Nabors                 42%
  3. Pool                         19%     3. Parker Drilling         8%
  4. Parker Drilling              14%









--------------------------------------------------------------------------------
Notes: (1) Source:   Offshore  Data  Services,  Company  data  and  MSDW  equity research.
       (2) 350 to 1,000 horsepower rating.

--------------------------------------------------------------------------------


                     THE BOARD AND MANAGEMENT ARE COMMITTED
                        TO MAXIMIZING SHAREHOLDER VALUE


--------------------------------------------------------------------------------

MANAGEMENT ORGANIZATION(1)
--------------------------------------------------------------------------------








                               [GRAPHIC OMITTED]








--------------------------------------------------------------------------------
Note: (1) *  Indicates number of years with Pool or predecessors.
          ** Indicates number of years of industry experience.

POOL'S DIRECTORS
--------------------------------------------------------------------------------

                                 APPOINTED
         NAME          AGE        (CLASS)       EXECUTIVE OFFICE OR COMMITTEE
--------------------- ----- ------------------ -------------------------------
INSIDE DIRECTORS
James T. Jongebloed    57   1989 (Class III)   Chairman, President & CEO
OUTSIDE DIRECTORS
Dennis R. Hendrix      58   1998 (Class II)    N/A
John F. Lauletta       53   1998 (Class II)    N/A
-------------------------------------------------------------------------------
 Note: Class I, II and III directors' terms expire in 2001, 1999 and 2000 respectively.



         NAME                      OTHER POSITIONS AND AFFILIATIONS
--------------------- ---------------------------------------------------------
INSIDE DIRECTORS
James T. Jongebloed   Chairman since 1994. CEO since 1990. President since
                      1989. Has served in various executive positions with the
                      Company since 1978.
OUTSIDE DIRECTORS
Dennis R. Hendrix     CEO of PanEnergy from 1990-1995; chairman from
                      1990-1997 (until merger with Duke). Formerly held
                      positions with Texas Eastern Corporation, Halliburton
                      Company, CSX Corporation, and Texas Gas Corporation.
                      Director for Allied Waste Industries, Duke Energy,
                      Newfield Exploration, Chase Bank of Texas, National
                      Power, Baylor College of Medicine, Texas Medical Center
                      Corp., the Greater Houston Partnership and the Houston
                      Museum of Fine Arts.
John F. Lauletta      President & CEO of Tuboscope Inc. since 1996. Former
                      president & CEO of Drexel Oilfield Services. Formerly
                      held positions with Baker Hughes and Schlumberger Well
                      Services. Also a director of the Petroleum Equipment
                      Suppliers Association and a member of the American
                      Association of Petroleum Geologists and the Society of
                      Petroleum Engineers.
--------------------------------------------------------------------------------
 Note: Class I, II and III directors' terms expire in 2001, 1999 and 2000 respectively.

--------------------------------------------------------------------------------


                                                                  APPOINTED
    NAME                                                AGE        (CLASS)
------------------------------------------------------ ----- ------------------
OUTSIDE DIRECTORS (continued)
-----------------------------
William H. Mobley                                         56   1990 (Class I)
James L. Payne                                            61   1992 (Class III)
Joseph R. Musolino                                        61   1994 (Class I)
----------------------------------------------------
 Note: Class I, II and III directors' terms expire in 2001, 1999 and 2000 respectively.



   NAME                                               EXECUTIVE OFFICE OR COMMITTEE
---------------------------------------------------- -------------------------------
OUTSIDE DIRECTORS (continued)
-----------------------------
William H. Mobley                                        Audit/Finance Committee
James L. Payne                                           Compensation Committee
Joseph R. Musolino                                       Audit/Finance Committee
----------------------------------------------------
 Note: Class I, II and III directors' terms expire in 2001, 1999 and 2000 respectively.


         NAME                      OTHER POSITIONS AND AFFILIATIONS
--------------------- ---------------------------------------------------------
OUTSIDE DIRECTORS (continued)
-----------------------------

William H. Mobley     President and  Managing  Director  of PDI Global  Research
                      Consortia,  and  international   management  research  and
                      consulting  firm.  Previously  a professor in the Graduate
                      School of Business at Texas A&M from 1980-1996. From 1993-
                      1994, a Chancellor of the Texas A&M University System, and
                      from  1988-1993,  President  of Texas A&M.  He  is also  a director  of Medici Medical Group.

James L. Payne        Chairman  &  CEO of Santa  Fe Energy Resources since 1990.
                      President of Santa Fe Energy Resources from 1990-1998.

Joseph R. Musolino    Vice  Chairman  of  NationsBank,  N.A.  for  the last five years. Also a director of Justin Industries, Inc.

 Note: Class I, II and III directors' terms expire in 2001, 1999 and 2000 respectively.

--------------------------------------------------------------------------------
              NABORS' PROPOSAL REPRESENTS A SUBSTANTIAL DISCOUNT,
                                 NOT A PREMIUM
--------------------------------------------------------------------------------

CHRONOLOGY OF THE CURRENT SITUATION
--------------------------------------------------------------------------------

o In late 1993, Nabors began acquiring shares of Pool and soon thereafter representatives of both organizations met. No specific proposals were discussed or any mention of Nabors' shareholding in Pool


o On May 5, 1994, Pool adopted a strategic plan designed to strengthen its competitive position and expedite growth in revenues and EBITDA


o  On May 26, 1994, Nabors announced that it had acquired 6.4% of Pool's stock


o In the summer of 1998, after declining oil prices had led to a substantial deterioration in the share price of Pool and its peers, Nabors approached a financial advisor of the Company regarding a possible combination of the two organizations. Nabors was informed that the management of the Company did not believe that the weak stock price environment was suitable for such a combination


o On October 12, 1998, Nabors formalized its intent with a letter to the Board of Directors of Pool


o On October 26, 1998, after a review by the Board of Directors of Pool, the Company sent a letter to Nabors indicating it was not interested in pursuing a transaction with Nabors

o Further clarity was given to Nabors' offer on October 28, 1998 when Nabors outlined a proposal to purchase Pool for 0.481 Nabors shares and $6.125 in cash for each Pool share

o On October 30, 1998, Nabors issued a press release detailing, among other things, the text of all prior correspondence and announcing the merger proposal

o On November 16, 1998, the Company engaged Morgan Stanley as its financial advisor

o On November 17, 1998, Morgan Stanley advised Nabors' advisor that Morgan Stanley and the Company's new counsel needed time to familiarize themselves with the Company before considering scheduling any meeting between Nabors and Pool

o On November 23, 1998, Pool received and acknowledged receipt of notice by Nabors calling for a special meeting of shareholders to be scheduled in January of 1999. On that date, Pool also publicly announced the retention of Morgan Stanley as its financial advisor


--------------------------------------------------------------------------------

SHARE PRICE ANALYSIS
--------------------------------------------------------------------------------
JANUARY 3, 1997 TO DECEMBER 11, 1998








                               [GRAPHIC OMITTED]






--------------------------------------------------------------------------------

OVERVIEW OF RECENT TRADING PERFORMANCE
--------------------------------------------------------------------------------


           CHANGE FROM 10/9/98 TO 10/29/98
-----------------------------------------------------
                                   THIRD QUARTER EPS              Implied
                      PRICE %      ESTIMATED/ACTUAL %              Value
                  --------------- -------------------            of Proposal
Pool                    67.3%(1)           38.9%
SELECTED COMPARABLE COMPARABLE
---------------------------------                              [GRAPHIC OMITTED]
COMPANIES
------------------
Atwood Oceanics         56.4%              10.8%
BJ Services             40.3%             -22.4%
ENSCO                   33.8%              18.6%
Global Marine           32.6%              -6.9%
Grey Wolf               37.5%             -25.0%
Halliburton             31.8%               4.8%
Hvide                   25.8%              -2.0%
Key                     27.6%             -56.5%
Noble                   30.7%               0.0%
Nabors                  31.6%             -10.0%
Patterson               31.0%             100.0%
Parker                  13.0%             N/A
Pride                   71.4%              -5.1%
Rowan                   46.1%              16.9%
Smith                   51.3%              -7.4%
Tidewater               57.3%              28.9%
Trico                   51.4%             -21.2%
Tuboscope               39.3%             -13.0%
Varco                   71.9%               0.0%
UTI                     35.9%              30.0%






--------------------------------------------------------------------------------
Notes: (1)  Share  price  of  $7.06  and  $11.81 as of October 9 and October 29,
            respectively.
       (2)  Unaffected share price of $11.81 as of October 29, 1998.

VALUATION TRADING STATISTICS (1)(2)
--------------------------------------------------------------------------------
SELECTED OILFIELD SERVICE COMPANIES





   PUBLIC MARKET MULTIPLES                         PRECEDENT TRANSACTION
 ADJ. MARKET CAP./1998E EBITDA                  ADJ. MARKET CAP./LTM EBITDA
 -----------------------------                -------------------------------



     [GRAPHIC OMITTED]                                [GRAPHIC OMITTED]









--------------------------------------------------------------------------------
Notes: (1) As of December 11, 1998.
       (2) Based on First Call estimates and available equity research.
       (3) Based on an unaffected price of $11.81 on October 29, 1998.

NAV AND RVA TRADING COMPARISON (1)
--------------------------------------------------------------------------------




      NET ASSET VALUE                        REPLACEMENT VALUE ANALYSIS
---------------------------                 ----------------------------



    [GRAPHIC OMITTED]                             [GRAPHIC OMITTED]








--------------------------------------------------------------------------------
Notes: (1) Based on MSDW equity research. Prices as of December 11, 1998.
       (2) Based on unaffected price of $11.81 on October 29, 1998.
       (3) Pro forma for the acquisition of Bayard Drilling Technologies.

--------------------------------------------------------------------------------


            THIS IS THE WORST POINT IN THE CYCLE TO CONSIDER SELLING


--------------------------------------------------------------------------------

HISTORICAL OIL PRICES
--------------------------------------------------------------------------------
JANUARY 2, 1985 TO DECEMBER 11, 1998



                              ANNUAL AVERAGES     CUMULATIVE AVERAGES
                             -----------------    ---------------------
                              Current $10.79            5 Year    $18.60
                                 YTD  $14.55           10 Year    $19.76
                                 1997 $20.60           15 Year    $19.70
                                 1996 $22.03      Since 1/1/91    $19.26
                                 1995 $18.39
                                 1994 $17.20
                                 1993 $18.46
                                 1992 $20.59
                                 1991 $21.50
__ WTI
__ S&P Oil Well Equipment &
   Services Index(1)





                               [GRAPHIC OMITTED]






--------------------------------------------------------------------------------
Note: (1) Baker Hughes, Halliburton, Helmerich & Payne, Rowan and Schlumberger

OIL PRICE VS. WORKOVER RIG COUNT
--------------------------------------------------------------------------------
JANUARY 1992 TO OCTOBER 1998








                                                 WTI Price
                                                 U.S. Workover Rig Count






                               [GRAPHIC OMITTED]






--------------------------------------------------------------------------------
Source: Baker Hughes

DOMESTIC ONSHORE WELL-SERVICING
--------------------------------------------------------------------------------
1980 TO 1998 YTD (1)


                                                  Average Total Rigs

                                                  Full Utilization

                                                  Average Active Rigs






                               [GRAPHIC OMITTED]







--------------------------------------------------------------------------------
Source: Guiberson Division, Dresser Industries
Note: (1) 1998 data is average through October.

WELL SERVICING HOURLY RATES VS. WTI
--------------------------------------------------------------------------------




Hourly Rate (1)   WTI          WTI   LTM EBITDA per Share     $ 4.65
   ($)            Hourly Rate  ($)   LTM EPS per Share        $ 1.41

                                     IMPACT OF $10 HOURLY RATE
                                     INCREASE(2)
                                     EBITDA per Share         $ 0.58
                                     Earnings per Share       $ 0.36


     [GRAPHIC OMITTED]               HISTORICAL AVERAGE HOURLY RATES




                                                 CENTRAL          CALIFORNIA
                                               -------------     --------------
                                               RATE  %GROWTH     RATE   %GROWTH
                                               ----   ------     ----   -------
                                     1995      $135       --      --      --
                                     1996      $145      7.3%   $138      --
                                     1997      $154      6.2%   $146     5.8%
                                     1998 YTD  $156      1.2%   $151     3.2%



--------------------------------------------------------------------------------
Notes: (1) For well servicing rigs in the Central Division.
       (2) Based on 1998 YTD through September utilization for well servicing rigs in the Central and California Divisions.

WELL SERVICING UTILIZATION VS. WTI
--------------------------------------------------------------------------------




Utilization(1)  WTI           WTI    LTM EBITDA per Share     $ 4.65
                Utilization   ($)    LTM EPS per Share        $ 1.41
                                        IMPACT OF 10% INCREASE
                                        ----------------------
                                          IN UTILIZATION(2)
                                          -----------------
                                     EBITDA per Share         $ 0.39
                                     Earnings per Share       $ 0.25


                                [GRAPHIC OMITTED]




                                      HISTORICAL AVERAGE UTILIZATION
                                      ------------------------------

                                                 CENTRAL     CALIFORNIA
                                                 -------     ----------
                                     1995         63.5%          --
                                     1996         61.3%        63.6%
                                     1997         64.4%        63.9%
                                     1998 YTD     54.8%        57.7%



--------------------------------------------------------------------------------
Notes: (1) For well servicing rigs in the Central Division.
       (2) Based on YTD through September hourly rates and operating margins for well servicing rigs the Central and California Divisions.

SUMMARY
--------------------------------------------------------------------------------
o Pool has a Strategic Plan that it is successfully implementing. Since the creation of the Strategic Plan in 1994, Pool has --Grown revenues and EBITDA at a compounded average growth rate of 22% and
    60%, respectively
  --Completed $343 million in acquisitions and expansion capital
  --Increased its share price by 460% to $40.63, its all time high prior to the decline in oil prices



o The Board and management are committed to maximizing shareholder value
  --Board of Directors is strong and independent
  --Pool has retained Morgan Stanley to assist in reviewing, evaluating and implementing the Strategic Plan



o Nabors' proposal represents
 --A 70.1%  discount to Pool's all time high of $40.63,  a 60.0% discount to its
   LTM high of $30.38 and a 56.3% discount to its 1998 high of $27.75 in April 1998
 --A 4.6x LTM EBITDA multiple compared to the 7.4x multiple in the Key/Dawson transaction, the most recent and comparable transaction and Nabors' 1998E EBITDA multiple of 4.8x
 --A 2.8% premium to Pool's unaffected share price on October 29, 1998

o This is the worst point in the cycle to consider selling
 --Oil prices at a low not seen in over 10 years
 --Significant industry sector consolidation has occurred and available rig counts have declined from the overbuilding in the mid-1980s, thereby limiting downside on rigs rates
 --There  is tremendous operating leverage on which Pool is poised to capitalize once the cycle reverses and stabilizes
 --Overall, significant upside potential in the stock

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





CERTAIN FORWARD LOOKING INFORMATION
--------------------------------------------------------------------------------
Portions of this presentation include statements regarding future financial performance and results of operations and other statements that are not historical facts but are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements to the effect that the Company, the Board or management "anticipates," "believes," "estimates," "expects," "predicts," or "projects" a particular result or course of events, or that such result or course of events "should" occur, and similar expressions, are also intended to identify forward-looking statements. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to uncertainties relating to industry and market conditions, prices of crude oil and natural gas, foreign exchange and currency fluctuations, political instability in foreign jurisdictions, the ability of the Company to integrate newly acquired operations and other factors discussed in this presentation and in the Company's other filings with the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those stated.



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